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                                                                   EXHIBIT 10.38

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:
Jesse Sharf, Esq.
Gibson, Dunn & Crutcher LLP
333 So. Grand Avenue
Los Angeles, CA 90071

                      AMENDMENT TO LEASEHOLD DEED OF TRUST,
               ASSIGNMENT OF RENTS, LEASES AND SECURITY AGREEMENT

        This is an Amendment made effective this 5th day of March, 1999 (this "Amendment") to the Leasehold Deed of Trust, Assignment of Rents, Leases and Security Agreement dated as of January 30, 1996 (the "Leasehold Deed of Trust") by Coast West, Inc., a Nevada corporation (the "Company"), whose address is 4500 West Tropicana Avenue, Las Vegas, Nevada 89103, to National Title Company, a Nevada corporation (the "Trustee"), as trustee for the benefit of Firstar Bank of Minnesota, N.A. (the "Beneficiary"), as beneficiary and successor in interest to American Bank National Association, with a principal place of business at 101 East Fifth Street, 12th Floor, St. Paul, Minnesota 55101, which Leasehold Deed of Trust is recorded with the Official Records of Clark County, Nevada, as Book No. 960130, Instrument No. 00398 and encumbers, inter alia, certain property in Clark County, as described in Exhibit A to the recorded Leasehold Deed of Trust.

                               W I T N E S S E T H

        WHEREAS, the Company and Trustee entered into the Leasehold Deed of Trust in connection with that certain Indenture dated as of January 30, 1996 (the "Indenture") by and among the Company, Coast Resorts, Inc., a Nevada corporation, as guarantor, Coast West, Inc., a Nevada corporation, as guarantor, and the Beneficiary, as trustee, pursuant to which the Company issued $175,000,000 aggregate principal amount of 13% First Mortgage Notes due 2002 (the "Notes");

        WHEREAS, pursuant to Section 9.02 of the Indenture, the Leasehold Deed of Trust may be amended with the consent of holders representing not less than a majority in aggregate principal amount of Notes outstanding (the "Requisite Consents");

        WHEREAS, Coast Hotels and Casinos, pursuant to the terms of its Offer to Purchase and Consent Solicitation Statement dated February 19, 1999, has offered to purchase outstanding Notes and solicited consents to amend the Indenture and related security documents (the "Offer") and has received the Requisite Consents; and

        WHEREAS, the parties now desire to amend the Leasehold Deed of Trust as reflected herein.

        NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

        1. The Leasehold Deed of Trust is hereby amended by deleting therefrom the following sections in their entirety:

         ----------------------------------------------------------------------------------
         Section                        Caption
         ----------------------------------------------------------------------------------
         1.5                            Insurance
         ----------------------------------------------------------------------------------
         1.6                            Condemnation
         ----------------------------------------------------------------------------------
         1.7                            Care of Trust Estate
         ----------------------------------------------------------------------------------
         1.8                            Space Leases
         ----------------------------------------------------------------------------------
         1.9                            Further Encumbrance
         ----------------------------------------------------------------------------------
         1.10                           Partial Releases of Trust Estate
         ----------------------------------------------------------------------------------
         1.11                           Further Assurances
         ----------------------------------------------------------------------------------
         1.16                           Use of Land
         ----------------------------------------------------------------------------------
         1.17                           Compliance with Permitted Lien Agreements
         ----------------------------------------------------------------------------------
         1.18                           Defense of Actions
         ----------------------------------------------------------------------------------
         1.19                           Affiliates
         ----------------------------------------------------------------------------------
         2.2                            Performance of Leases
         ----------------------------------------------------------------------------------
         2.3                            Cure by Beneficiary
         ----------------------------------------------------------------------------------
         6.7                            Estoppel Certificates
         ----------------------------------------------------------------------------------
         6.9                            Required Notices
         ----------------------------------------------------------------------------------

        2. The Leasehold Deed of Trust is hereby amended by deleting therefrom subsections (d), (e), (f) and (g) of Section 1.12 captioned "Security Agreement and Financing Statements."

        3. Each of the following provisions of the Leasehold Deed of Trust is hereby renumbered as indicated below:

        -----------------------------------------------------------------------------------
        Existing Section Number      New Section Number     Caption
        -----------------------------------------------------------------------------------
        1.12                         1.5                    Compliance Certificate
        -----------------------------------------------------------------------------------
        1.13                         1.6                    No Amendment to Subordinate
                                                            Provisions
        -----------------------------------------------------------------------------------
        1.14                         1.7                    Successor Corporation
                                                            Substituted
        -----------------------------------------------------------------------------------
        1.15                         1.8                    Beneficiary's Cure of
                                                            Trustor's Default
        -----------------------------------------------------------------------------------
        1.20                         1.9                    Title Insurance
        -----------------------------------------------------------------------------------
        2.4                          2.2                    No Merger of Estates
        -----------------------------------------------------------------------------------
        2.5                          2.3                    No Assignment of Leases
        -----------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
        Existing Section Number      New Section Number     Caption
        -----------------------------------------------------------------------------------
        2.6                          2.4                    Maintenance of Leases
        -----------------------------------------------------------------------------------
        2.7                          2.5                    Treatment of the Leases in
                                                            Bankruptcy
        -----------------------------------------------------------------------------------
        2.8                          2.6                    Notices
        -----------------------------------------------------------------------------------
        6.8                          6.7                    Governing Law
        -----------------------------------------------------------------------------------
        6.10                         6.8                    Reconveyance
        -----------------------------------------------------------------------------------
        6.11                         6.9                    Attorneys' Fees
        -----------------------------------------------------------------------------------
        6.12                         6.10                   Late Charges
        -----------------------------------------------------------------------------------
        6.13                         6.11                   Cost of Accounting
        -----------------------------------------------------------------------------------
        6.14                         6.12                   Right of Entry
        -----------------------------------------------------------------------------------
        6.15                         6.13                   Corrections
        -----------------------------------------------------------------------------------
        6.16                         6.14                   Statute of Limitations
        -----------------------------------------------------------------------------------
        6.17                         6.15                   Subrogation
        -----------------------------------------------------------------------------------
        6.18                         6.16                   Joint and Several Liability
        -----------------------------------------------------------------------------------
        6.19                         6.17                   Context
        -----------------------------------------------------------------------------------
        6.20                         6.18                   Time
        -----------------------------------------------------------------------------------
        6.21                         6.19                   Interpretation
        -----------------------------------------------------------------------------------
        6.22                         6.20                   Effect of NRS Section 107.030
        -----------------------------------------------------------------------------------

        4. This Amendment may be executed in one or more counterparts, all of which will constitute one and the same instrument.

        5. This Amendment shall not become operative until such date that Coast Hotels and Casinos accepts tendered Notes for purchase pursuant to the terms of the Offer. The date this Agreement becomes operative shall be dominated herein as the "Operative Date."

        6. Except as amended hereby, the Agreement shall continue in full force and effect, and the Agreement and this Amendment shall be read together from and after the Operative Date.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                        COAST WEST, INC.


                                        By: /s/ MICHAEL J. GAUGHAN
                                           -------------------------------------
                                        Name: Michael J. Gaughan
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------


                                        FIRSTAR BANK OF MINNESOTA, N.A.


                                        By: /s/ FRANK P. LESLIE III
                                           -------------------------------------
                                        Name: Frank P. Leslie III
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

STATE OF NEVADA                     )
                                    )  SS:
COUNTY OF CLARK                     )


On March 22, 1999, before me, a Notary Public in and for said state, personally appeared Michael J. Gaughan, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



/s/ LISA A. HARRIS
--------------------------------                        LISA A. HARRIS
                                        (SEAL)       Notary Public Nevada
                                                 My appt. exp. Dec. 13, 2000
                                                        No. 97-1797-1
STATE OF CALIFORNIA                 )
                                    )  SS:
COUNTY OF LOS ANGELES               )


On March 22, 1999, before me, a Notary Public in and for said state, personally appeared Frank P. Leslie III, (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.




/s/ ROBIN A. CHASE
--------------------------------                         ROBIN A. CHASE
                                        (SEAL)         Commission #1111768
                                                   Notary Public -- California
                                                       Los Angeles County
                                                 My Comm. Expires Sep. 29, 2000



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